January 2024 23andMe Therapeutics EXHIBIT 99.2

2Copyright © 2024 23andMe, Inc. Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the future performance of 23andMe’s businesses in consumer genetics and therapeutics and the growth and potential of its proprietary research platform. All statements, other than statements of historical fact, included or incorporated in this presentation, including statements regarding 23andMe’s strategy, financial position, funding for continued operations, cash reserves, projected costs, plans, database growth, future collaborations, future development of therapeutic programs or products and objectives of management, are forward-looking statements. The words "believes," "anticipates," "estimates," "plans," "expects," "intends," "may," "could," "should," "potential," "likely," "projects," "continue," "will," “schedule,” and "would" or, in each case, their negative or other variations or comparable terminology, are intended to identify forward- looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are predictions based on 23andMe’s current expectations and projections about future events and various assumptions. 23andMe cannot guarantee that it will actually achieve the plans, intentions, or expectations disclosed in its forward-looking statements and you should not place undue reliance on 23andMe’s forward-looking statements. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company’s filings with the Securities and Exchange Commission, including under Item 1A, “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, and as revised and updated by our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These forward-looking statements involve a number of risks, uncertainties (many of which are beyond the control of 23andMe), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward- looking statements. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made. Except as required by law, 23andMe does not undertake any obligation to update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

23andMe Therapeutics: Genetics Reimagining R&D

Our Value Proposition

GENETICS

Our credo: Every Day Matters	• **Current focus: Oncology Development, Immunology Discovery** • Fast timelines and early kill decisions from discovery through clinical development to approval
Higher probability of success in the clinic	• Indication selection informed by lifetime genetic risk based on world's largest human genotypic & phenotypic data platform • Genetics (e.g. GWAS, PRS) and biomarkers to optimize target-indication-patient clusters
Forward-thinking expert team	• Experienced, innovative genetics researchers and clinical development team with track record for innovative approvals • Genetics and clinical development scientists to identify higher success programs to bring into the clinic

Copyright © 2024 23andMe, Inc.

23andMe 3

4Copyright © 2024 23andMe, Inc. Using Human Genetics to Create Meaningful Therapeutics for Diseases with High Unmet Need in Oncology and Immunology NEED Creative use of pleiotropy Translational assays to address unmet medical needs Patients SPEED Antibody and protein engineering Pleiotropy informs clinical development and safety POWER Largest human genetics-based discovery platform 1000+ traits World's largest pleiotropy map

The Power of Our Approach

6Copyright © 2024 23andMe, Inc. Largest, most diverse recontactable database of genotyped + phenotyped individuals 23andMe Has the Largest Recontactable Genetic Database for Target Discovery in the World *Publications supporting human genetic evidence for approved drug indications Nelson et al., 2015 (Nature Genetics); King et al., 2019 (PLOS Genetics) ~80% consent to research • Target discovery • Target validation • Patient selection • Clinical trial recruitment Pharma partnerships leverage the database for research and recruitment Leaders in Data 1 As of September 30, 2023.

7Copyright © 2024 23andMe, Inc. 7 “O” Oncology phenotypes Cases BCC 410,104 Bladder 15,663 Brain 4,586 Breast 118,632 Colorectal 25,398 Endometrial 17,912 Esophageal 1,134 Head and Neck 8,596 Kidney' 14,934 Leukemia 13,763 Liver 3,077 Lung 12,367 Melanoma 125,364 Myeloma 7,127 NH lymphoma 17,643 Ovarian 13,044 Pancreatic 2,910 Prostate 71,616 SCC 218,805 Stomach 3,508 Thyroid 27,259Total: 1,133,442 IO phenotypes of interest (examples) 1Biological processes of interest captured in “I” phenotypes, not targeted in the clinic yet Autoimmunity Immune Polarization Atopy Inflammation Chronic Infection Tissue Repair “I” Immune phenotypes Cases Vitiligo 60,701 Alopecia areata 56,233 Hashimoto's 186,069 IBD 116,788 Atopic dermatitis 716,447 Poison oak rash 783,604 Allergy 2,053,011 Food allergy 213,185 Asthma 1,128,292 Tonsillectomy 270,499 Toenail Fungus 276,405 Psoriasis 277,525 Hidradenitis suppurativa 31,008 Lupus 58,414 POWER: Combining Our “I” and “O” Phenotypes Gives Us Broad Statistical Power to Drive Unique Immunological Insights for Oncology Development

8Copyright © 2024 23andMe, Inc. POWER: 23andMe Database Contains >150 Immune Disease Phenotypes With Up To 100s of Novel Genetic Insights Per Disease for Immunology Discovery Skin Respiratory Bowel Disease 23andMe GWAS cases Public GWAS cases 23andMe hits beyond largest public GWAS Asthma 1.1M 65k 716 COPD 83k 36k 171 Atopic dermatitis 716k 84k 399 Psoriasis 278k 19k 319 Severe acne 535k 34k 735 Urticaria 461k 41k 386 Hidradenitis 31k 1.6k 148 Rosacea 352k 73k 421 Alopecia areata 56k 3k 67 Vitiligo 61k 4.7k 75 IBD 117k 60k 54 1 23andMe multi-ancestry meta-analysis GWAS as of October 2023 Drugs with human genetic support are more likely to succeed1 2x-3x Nelson et al., 2015 (Nature Genetics); King et al., 2019 (PLOS Genetics)

9Copyright © 2024 23andMe, Inc. SNPs are tested across the genome and disease associations mapped to specific regions Cases Controls GGCCAGCTGGACGAGG GGCCAGCTGGATGAGG Single Nucleotide Polymorphism (SNP) GWAS = Genome-Wide Association Study SNPs associated with disease found at different frequencies in case vs controls Extensive know-how required to get from association to therapeutic target GWAS: The Initial Foundation for Genome Analysis

10Copyright © 2024 23andMe, Inc. PheWAS: Breadth of Phenotyping Elucidates Critical Disease Drivers TSLP PheWAS • We observe a clear genetic signal linking TSLP to asthma • We do not observe signals in phenotypes that would point to safety issues • Amgen clinical trials of anti-TSLP mAb as eczema target failed. We do not observe a statistically significant genetic signal linking TSLP to eczema • We observe a strong genetic signal linking TSLP to eosinophilic esophagitis → potential indication expansion in a rare disease 23andMe runs GWAS in >1,000 phenotypes PheWAS (Phenome-Wide Association Study) captures pleiotropic effects of genetic variants and points to possible unwanted toxicities or potential indication expansions

POWER: Immune Genetics Implemented as an IO Clinical Biomarker

Phase 3 trial failure →
Withdrawal of triple-negative breast cancer indication

N~900
HR~0.84

N~150
HR~0.62

Germline genetic score (PRS) for hypothyroidism risk separates survival probability



No. of Events/ No. of Patients
Median Overall Survival (95% CI)
mo
2-Yr Rate of Overall Survival (95% CI)
%
Atezolizumab+Nab-Paclitaxel 181/451 21.3 (17.3–23.4) 42.1 (34.3–49.9)
Placebo+Nab-Paclitaxel 208/451 17.6 (15.9–20.0) 39.7 (33.2–46.3)
Stratified hazard ratio for death, 0.84 (95% CI, 0.69–1.02)
P=0.08
Atezolizumab+nab-paclitaxel
Placebo+nab-paclitaxel
Percentage of Patients
Months



Strata
PRS(hypoT)=below median
PRS(hypoT)=above median
Atezo (PD-L1) + Chemotherapy
Survival probability
~15 months
~26 months
Number at risk
72 71 61 50 34 24 20 14 10 8 5 1 1 0 0
73 68 62 56 49 41 36 28 23 16 10 4 3 2 0

PMID: 30345906;
PMID: 34099659

Copyright © 2024 23andMe, Inc.

23andMe 11

POWER: Combining Extensive Pleiotropy in the 23andMe Database and Computational Biology for Target Discovery

Genetic insights

GWAS signals / pleiotropy (one variant affecting multiple traits)


disease 1
disease 2
disease 3
disease 4
...
signal 1
signal 2
signal 3
signal 4
signal 5
signal 6
...

Computational Biology ML / AI

QTL-based and custom ML models for gene mapping and target hypothesis prioritization

Interpretation of GWAS signals making extensive use of pleiotropy and allelic series and to increase reliability of biological conclusions

Analysis of bulk/single cell/differential gene expression

Biological insights

genes, mechanisms, pathways and cell types


JAK/STAT
Th1/Th2 dif
Recept int
Th17 diff
...
IL23R
IL2
OSMR
JAK2
TYK2
IL6R
...

Copyright © 2024 23andMe, Inc.

23andMe 12

Utilizing the World’s Largest Human Pleiotropy Map to Address Unmet Medical Need

NEED: Our Unique Approach to De-risk Development:

Leveraging Pleiotropy to Characterize Novel Cancer Targets

23andMe "IO Signature"


Variant 1
Variant 2
Type 1 diabetes
thyroid diseases
celiac
RA
psoriasis
SCC
BCC
Melanoma
increased risk
signed log(p)
10
5
0
-5
-10
decreased risk
CTLA4 gene

23ME-00610 Lead Asset (currently in Ph2a*)


Basal cell carcinoma
Hypothyroidism
Hashimoto's
CD200R1
Basal cell carcinoma
Mosquito bite itch/size
Eczema
Any asthma
Any allergy
Juvenile asthma
Any animal allergy
DOK2
Cancer
Immune
10
5
0
-5
-10
-Log(P value)

Genomic data successfully predicted '610 AE Profile


Investigator-assessed irAEs
1400 mg
600 mg
200 mg
60 mg
20 mg
6 mg
2 mg
0
5
10
15
20
25
30
% of Phase 1 Participants
Hypothyrodism
Pruritus
Rash/Rash maculo-papular

*Currently in Phase 2a portion of Phase 1/2a

Copyright © 2024 23andMe, Inc.

23andMe 14

15Copyright © 2024 23andMe, Inc. NEED: Our FxG Efforts Leverage Pleiotropy to Identify Targets in Defined Areas of Medical Need in Asthma Barrier function Cell composition & mucin production Eczema GWAS 23andMe Asthma & COPD GWAS Validated targets with pharmacologically meaningful effects in disease relevant assays Bulk and single-cell RNA-seq Gene Editing 23andMe genetics In vitro functional genomics Disease-relevant readouts

Progression of Therapeutics at Speed

17Copyright © 2024 23andMe, Inc. SPEED: Our In-House Expertise in Antibody and Protein Engineering Enables Rapid Therapeutic Generation Protein engineering and biochemistry Antibody discovery and optimization Antibody formats and Fc engineering ● Experienced Antibody and Protein Engineering group ● Deep experience in protein engineering, biochemistry, structural biology, enabling diverse approaches to antibody discovery, antibody engineering, and automation M13 Phage610 Fab hCD200R1 NGS/Automation

SPEED: Our lead IO program progressed from discovery to the clinic in 5 years

23andMe "IO Signature"



Variant 1
Variant 2
Type 1 diabetes
thyroid diseases
celiac
RA
psoriasis
SCC
BCC
Melanoma
increased risk
signed log(p)
10
5
0
-5
-10
decreased risk
CTLA4 gene

23ME-00610 Lead Asset (currently in Ph2a of Phase 1/2a trial)



CD200 Ligand
DOK2 Protein
CD200R1 Receptor
Cancer
Immune
Immune
Cancer
Immune
Cancer
Hashimoto's
Hypothyroidism
BCC

- Program initiated: 2016
- Lead molecule generated by 23andMe
- First human dosed: 2021

Genomic data successfully predicted '610 AE Profile



Investigator-assessed irAEs
1400 mg
600 mg
200 mg
60 mg
20 mg
6 mg
2 mg
0
5
10
15
20
25
30
% of Phase 1 Participants
Hypothyrodism
Pruritus
Rash/Rash maculo-papular

Copyright © 2024 23andMe, Inc.

23andMe 18

23andMe Therapeutics: Clinical Development

20Copyright © 2024 23andMe, Inc. Maike Schmidt, PhD Sr Group Head, Translational Sciences Jennifer Low, MD, PhD Head of Development Dylan Glatt, PhD Sr Clinical Pharmacologist, 23ME-00610 PTL Experienced Clinical Development Leadership Jyseleca (filgotinib)Avastin (bevacizumab) Tecentriq (atezolizumab) Erivedge (vismodegib) Vitrakvi (larotrectinib) Zelboraf (vemurafenib) Cotellic (cobimetinib)

23andMe Therapeutics IO Pipeline: First-in-Class Potential



Target Discovery
Lead Optimization
IND Enabling
Phase 1
Phase 2
23ME'610
anti-CD200R1
Phase 2a*
Solid tumors, clinical stage, IO effectorless mAb
23ME'1473
anti-ULBP6
Solid tumors, IO effector-enhanced mAb

23ME'610/anti-CD200R1

- Targets Innate and Adaptive Immunity
- Potent Ab with great PK/PD
- Phase 1 monotx with on-target AEs
- Ph2a data expected to be presented mid-2024

23ME'1473/anti-ULBP6

- Activator of tumor NK cells
- Effector-enhanced Ab with dual NK-activating MOA

Note: '610 is in Phase 1/2a as of January 2024.

Copyright © 2024 23andMe, Inc.

23andMe 21

23ME-00610* Anti-CD200R1 Antibody for Hard-to-Treat Solid Tumors Phase 1/2a *Wholly owned; development ongoing in multiple relapsed/refractory solid tumors (including neuroendocrine and ovarian)

23Copyright © 2024 23andMe, Inc. Potential activity in >60% of current patients not deriving efficacy from PD-(L)1 inhibitors Patients + Caregivers DESPERATELY seeking survival Lilly’s Ucenprubart: Clinical POC for CD200/R1 agonism in immune disease CD200/R1 is a dominant immune checkpoint* *PMIDs: 12960329, 23602662, 22264927, 19786546, 15557172, 22491458, 15220441, 34326171, 18081533, 24388216, 11099416 Addressing Critical Unmet Need in Solid Tumors ‘610 Development Rationale CD200 CD200R1 Highly expressed on tumor, stromal, and endothelial cells Restricted immune expression: myeloid > T > B Targeted by samalizumab for CLL and MM, failed to achieve target saturation* 23ME-00610 (‘610) is first-in-class *PMID: 31443741; https://investor.lilly.com/static-files/9efbede9-bd6a-4d7b-823e-2996b1c2d114

23ME-00610 ('610), a Fully Humanized, Effectorless IgG1, Inhibits Immunosuppressive Signaling via High Affinity Binding to CD200R1

'610 Primary Pharmacology*

- Subnanomolar affinity
- Kills tumor cells in vitro
- Anti-tumor activity in vivo
- Potential for monotherapy
  - *activity on huPBMCs that do not respond to PD-1 antibody*
- Potential for combination

'610 Activates T-cell Function by Blocking the CD200R1 Checkpoint



CD200
CD200R1
Tumor cell*
T cell
IFNγ
IL-2
Antitumor cytotoxicity
+23ME-00610
Tumor cell*
T cell
IFNγ
IL-2
Antitumor cytotoxicity

'610 Clinical Development*

- Well tolerated up to 1400 mg
- PK supports Q3W (or better)
- Promising therapeutic index, projected dose ≥ ~600 mg
- Monotherapy dev ongoing
  - *Further expansion in NE and OC for safety, PK, PD and dose selection*
- Indication CDPs and TPPs

* PMID: 37288324

*CD200-expressing cell types include tumor, stroma and endothelial
IFN, interferon; IL, interleukin

* Rasco, et al., 2023, SITC Annual Meeting #619; Glatt, et al., 2023 SITC Annual Meeting #609

Copyright © 2024 23andMe, Inc.

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25Copyright © 2024 23andMe, Inc.Rasco, D, et al., 2023, SITC Annual Meeting #619 May 15, 2023 data cut-off date. Stable disease rate across ALL Phase 1 patients is 52% with median duration of 18.6 weeks ‘610 Phase 1 Results: Dose Escalation Duration of Treatment

26Copyright © 2024 23andMe, Inc.Rasco, D, et al., 2023, SITC Annual Meeting #619 ● 23ME-00610 treatment was well tolerated ● 19% reduction in target lesions at Week 24 and Week 40 assessment ● 58% size reduction in longest dimension of paratracheal lesion ● Patient continues on study drug at Cycle 13 with stable disease at time of data cutoff (May 2023) ‘610 Preliminary Clinical Activity in Neuroendocrine Cancer

'610 Phase 2a Data: Estimated Timeline*

N=15 in each cohort
Enrolling
Fully Enrolled

First Efficacy Assess = ie., Preliminary ORR, patients continue to be scanned

Safety in Phase 2a Population
Efficacy in Phase 2a Population



2023
2024
2025
2026
Q1
Q2
Q3
Q4
Q1^
Q2^
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Safety: N= ~55-60 pts
Efficacy: N= ~25-30 pts
Safety: N= ≤ ~90 pts
Efficacy: N= ≤ ~60 pts
Safety: N= ≤ ~100 pts
Efficacy: N= ≤ ~75 pts
Safety: N= ≤ ~110 pts
Efficacy: N= ≤ ~90 pts
1400 mg
ccRCC
First Efficacy Assess.
6-mo PFS/OS
12-mo PFS/OS
OV
First Efficacy Assess.
6-mo PFS/OS
12-mo PFS/OS
NE
First Efficacy Assess.
6-mo PFS/OS
12-mo PFS/OS
TMB-H/MSI-H
First Efficacy Assess.
6-mo PFS/OS
12-mo PFS/OS
SCLC
First Efficacy Assess.
6-mo PFS/OS
12-mo PFS/OS
600 mg
OV
First Efficacy Assess.
6-mo PFS/OS
12-mo PFS/OS
NE
First Efficacy Assess.
6-mo PFS/OS
12-mo PFS/OS

^Genotyping, tumor (archival) CD200/R1 IHC, tumor RNAseq, and pre/on-treatment tumor immunophenotyping exploratory analyses **to identify potential correlates with activity**

ccRCC = clear cell renal cell carcinoma
OV = ovarian cancer (predominantly non-clear cell histology)
NE = neuroendocrine
TMB-H/MSI-H = tumor mutational burden / microsatellite instability high tumors
SCLC = small cell lung cancer (extensive stage)

*Part of the Phase 1/2a clinical study of '610. Strictly estimated dates for discussion purposes only. Based on calendar year. Subject to change.

Copyright © 2024 23andMe, Inc.

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'610 Differentiation: Inhibition of CD200R1 Has the Potential to Address **Resistance to Anti-PD1 Therapies**

Blocking the CD200R1 pathway enhanced IFNγ production from SEB-stimulated PBMCs compared to isotype control and anti-PD1 in the majority of samples tested



IFNγ
fold change relative to isotype
4
3
2
1
0
Colorectal
Endometrial 1
Endometrial 2
Endometrial 3
Lung
Melanoma
Ovarian
Pancreatic
Prostate
Isotype
23ME-00610
Anti-PD-1

PBMC, peripheral blood mononuclear cell; PD-1, programmed death-1; SEB, staphylococcal enterotoxin B.

PBMCs from each respective patient were incubated with 100 nM of 23ME-00610, anti-PD-1, or isotype control. Cells were stimulated with SEB. IFNγ levels were determined by enzyme-linked immunosorbent assay. Mean biologic triplicates were normalized to isotype control. * p-value<=0.05 compared to control

Copyright © 2024 23andMe, Inc.

23andMe 28

'610 Differentiated Combo Potential: Anti-**CD200R1 with Anti-PD-1** Potentially Enhances Immune Activation



Primary Human T Cells
T Cell Activation
CD200R1
TCR
PD1
CD200
αCD3
PDL1
CHO cells
+ 23ME-00610
+ anti-PD-1
IFN-γ
T Cell Activation
23ME-00610
TCR
anti-PD-1
CD200
αCD3
PDL1
CHO cells



IFNγ Secretion
IFNγ (pg/mL)
3600
3000
2400
1800
1200
600
0
****
****
****
**
****
Isotype
anti-PD-1
23ME-00610
Combo

*23andMe internal data

- Preliminary data from ex-vivo combination of anti-PD-1 and anti-CD200R1 blockade increased IFNγ (interferon-gamma) secretion from primary human T-cells

2 ug/mL per antibody. Representative data from one of four donors tested. Statistics: Ordinary one-way ANOVA with Tukey's multiple comparisons test, **p<0.01, ****p<0.0001

Copyright © 2024 23andMe, Inc.

23andMe 29

30Copyright © 2024 23andMe, Inc. ● Complete enrollment of Phase 2a Dose Expansion Cohorts ○ Recently expanded Neuroendocrine, Ovarian cohorts ○ Initial Phase 2a data cohorts planned to be presented mid-2024 ○ Clinical development planning for Fast-to-Market strategies ○ Potential clinical combinations with assets with complementary mechanisms, to support earlier line indications ● Seeking partnerships to expand Phase 2a and conduct randomized Phase 2b/3 clinical trials – multiple readouts expected in 2024 ‘610 Next Steps

23ME-01473 Genetically validated NK Cell Activator (Anti-ULBP6) Antibody for [Metastatic] Solid Tumors

23ME'1473: Tumor Cell Killing-Enhanced Antibody Targets Major Resistance Mechanisms Hampering Immune Oncology

Targeting NK cells and NKG2D shows clinical promise

ULBP6 inhibition could benefit patients in broad range of tumor types with neoantigen loss

Tumor type	Tumor ULBP6	Soluble ULBP6	Loss of antigen presentation[1]
HNSC[2]	+++	*Under CDA*	++
CESC[3]	+++	*Under CDA*	+++
Additional tumor types under CDA	+++	*Under CDA*	+++

[1]Dhatchinamoorthy et al., Front Immunol 2021

Dual MOA achieves synergistic NK activation and tumor cell killing



MOA 1
MOA 2
Effector enhanced Fc
NK cell
T cell
Shed ULBP6
Tumor cell
FcγR
NK cell
Activating receptor NKG2D
NKG2D ligand
Surface ULBP6



MOA1
NKG2D activation

MOA2
NKG2D activation +
ADCC = **23ME-01473**
Effector enhanced

23andMe developed major methodological improvements to targeting ULBP6

External clinical validation:
Monotherapy activity observed in NKG2D pathway activator (related mechanism) with complete and partial responses at a tolerable dose in early phase clinical trial[4]

23andMe '1473 targets the highest affinity NKG2D ligand with a tumor cell killing-enhanced antibody

[4]Wang, et al., CLN-619 ASCO 2023

[2]HNSC, Head and Neck Squamous Cancer;
[3]CESC, Cervical Squamous Cell Cancer

23andMe
Copyright © 2024 23andMe, Inc.
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'1473 Dual MOA: Effector Enhanced Antibody Binds to Tumor Cell Surface ULBP6/2/5 to Bolster NK Cell Antitumor Activity via ADCC



23ME-01473
MOA 1
NK cell
Shed ULBP6
Tumor cell
Activating receptor NKG2D
Surface MICA
MOA 2
NK cell
Surface ULBP2/5/6
FcγR
Cytotoxic mediators



ADCC increases tumor cell killing
Immune cells
Green (GFP) Tumor Cells
Tumor amount in the well
(Mean GFP expression/ well)
Time elapsed (hour)
0
2
4
6
0
20
40
60
80
100
120
Isotype
Effector enhanced CTRl
NKG2D activation
anti-ULBP6
Effector attenuated
MOA1
NKG2D activation + ADCC
23ME-01473
Effector enhanced
MOA1+2

Copyright © 2024 23andMe, Inc.

23andMe
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23andMe Therapeutics: Target Discovery

35Copyright © 2024 23andMe, Inc. Bill Richards Head of Therapeutics Discovery Patrick Collins Director, Functional Genomics Experienced Discovery Leadership Vladimir Vacic Research Fellow, Computational Biology Germaine Fuh Senior Director Antibody & Protein Engineering Antony Symons Senior Director Immunology & Inflammation Insights from the 23andMe database Computational Biology Functional Genomics Antibody Engineering Experienced team that delivered genetics-based targets from discovery to the clinic Immunology / Discovery Biology

Leveraging Pleiotropy to Expand Airway Target Space

Hypothesis: loci associated with related phenotypes prioritize biologies not addressed by standard of care epithelial biology: screen mucociliary function in ALI culture
COPD
>200 loci
eczema
>500 loci
T2 cytokine biology: deprioritize or develop SM/inhaled modality
+
-
genetic determinants of obstructive airway disease
asthma
>600 loci
genetic determinants of allergy/T2 inflammation
+
+
sensory neuron biology: screen in iPSC-derived neuron models neuro-inflamm
>500 loci
urticaria
>300 loci
mast cell biology: screen in IgE dependent & independent assays genetic determinants of airway hyper-reactivity
genetic determinants of mast cell pathology

Pleiotropy + functional genomics = best targets

Copyright © 2024 23andMe, Inc.

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37Copyright © 2024 23andMe, Inc. Sequencing individuals from the tail ends of the polygenic risk score (PRS) distribution for whom the actual disease status does not match predictions Strategic Sequencing Based on Polygenic Risk Scores cases controls selected for sequencing Legend: Discovery of genes harboring rare variants of large effect

FxG in Respiratory Disease & Beyond



Cell type	Disease opportunities*
Macrophage	Broad immune: skin, lung, GI
Mast cells	**Urticaria**, allergy, RA, eczema
Fibroblasts	**Fibrosis**, lung, skin, RA, IPF
T cell	Broad immune: skin, lung, GI
Sensory Neurons	Respiratory, IBD, eczema
Endothelial cells	RA, sarcoidosis, IBD, PAH
Airway Smooth Muscle	Asthma, COPD, PAH
Dendritic cell	Broad autoimmune: T1D, Graves
Keratinocytes	Skin

Copyright © 2024 23andMe, Inc.

23andMe

38

39Copyright © 2023 23andMe, Inc.PROPRIETARY AND CONFIDENTIAL